UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2012

SUFFOLK BANCORP

(Exact name of registrant as specified in its charter)

New York	000-13580	11-2708279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4 West Second Street, Riverhead, New York		11901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 208-2400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 30, 2012, the Board of Directors (the “Board”) of Suffolk Bancorp (the “Company”) approved an amendment to the by-laws of the Company to provide that the Board may specify the date and time of the annual meeting of shareholders. The amendment was effective upon approval by the Board. The text of the amendment is set forth in Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events

On March 30, 2012, the Board declared Monday, April 16, 2012 as the date of record for the Annual Meeting of Shareholders to be held on Tuesday, May 29, 2012. The meeting will be held at Suffolk County National Bank, Administrative Center, Lower Level, 4 West Second Street, Riverhead, New York.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Amendment to By-laws of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUFFOLK BANCORP

Dated: April 5, 2012	By:	/s/ Douglas Ian Shaw
Senior Vice President & Corporate Secretary